Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made as of October 15, 2021, by and among (i) Bakkt Holdings Inc., a Delaware corporation (formerly known as VPC Impact Acquisition Holdings) (“Pubco”), (ii) each of the parties listed on Schedule 1 hereto (each, a “Bakkt Equity Holder” and collectively, the “Bakkt Equity Holders”), (iii) VPC Impact Acquisition Holdings Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), (iv) the other individuals identified on the signature pages hereto and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 6.2 of this Agreement.

RECITALS

WHEREAS, Pubco, which was formerly a Cayman Islands exempted company named VPC Impact Acquisition Holdings (“VIH”), completed its initial public offering on September 25, 2020 (the “IPO”);

WHEREAS, Pubco has entered into that certain Agreement and Plan of Merger, dated as of January 11, 2021 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”), with Pylon Merger Company LLC, a Delaware limited liability company and wholly-owned Subsidiary of Pubco (“Merger Sub”), Bakkt Holdings, LLC, a Delaware limited liability company (together with any successor thereto upon the consummation of the Merger (as defined below), “Bakkt Opco”), pursuant to which Merger Sub merged with and into Bakkt Opco (the “Merger”) with Bakkt Opco surviving the Merger;

WHEREAS, immediately prior to the consummation of the transactions contemplated by the Merger Agreement (the “Transactions”), Pubco effected a transfer by way of continuation of Pubco from the Cayman Islands to the State of Delaware in accordance with the applicable provisions of the Companies Law (2020 Revisions) of the Cayman Islands and a transfer by way of domestication under Section 388 of the General Corporation Law of the State of Delaware (the “Domestication”);

WHEREAS, in connection with the Domestication and the Transactions, among other things, (i) Pubco changed its name from “VPC Impact Acquisition Holdings” to “Bakkt Holdings, Inc.”, (ii) each VIH Public Unit issued and outstanding immediately prior to the Domestication was separated into its component Pubco Class A ordinary share and warrant; (ii) the issued and outstanding Class A ordinary shares of Pubco, par value $0.0001 per share, were automatically converted into shares of Class A common stock, par value $0.0001 per share, of Pubco (the “Class A Common Stock”), (iii) the issued and outstanding Class B ordinary shares of Pubco (collectively, the “Founders Shares”), all of which were held by the Sponsor and the independent directors of Pubco (the “Pre-Closing Independent Directors”), automatically converted into shares of Class A Common Stock on a one-for-one basis; and (iv) each VIH Warrant became exercisable for shares of Class A Common Stock in accordance with the terms of such warrants;

WHEREAS, pursuant to the Merger Agreement, at the Closing (and following the filing of the Certificate of Incorporation), (i) the Bakkt Equity Holders received Bakkt Opco Common Units and shares of Pubco Class V Common Stock, and (ii) Pubco received Bakkt Opco Common Units in an amount equal to the number of shares of Class A Common Stock outstanding immediately prior to the Effective Time;

WHEREAS, following the Closing, each Bakkt Equity Holder has the right to exchange Bakkt Opco Common Units received by such Bakkt Equity Holder in connection with the Merger, and cancel an equal number of shares of Class V Common Stock, for shares of Class A Common Stock (the “Pubco Exchanged Shares”) in the manner set forth in, and pursuant to the terms and conditions of, the Surviving Company LLC Agreement and the Exchange Agreement;

WHEREAS, immediately prior to the Closing of the Transactions, the Sponsor and the Pre-Closing Independent Directors owned all of the 5,184,300 Founder Shares then outstanding;

WHEREAS, the Sponsor also holds an aggregate of 6,147,440 Private Placement Warrants (as defined below), each of which became exercisable to purchase one share of Class A Common Stock after the Closing of the Transactions, in accordance with its terms (the “Class A Warrant Shares”);

WHEREAS, in connection with the IPO, VIH, the Sponsor and the Pre-Closing Independent Directors entered into that certain Registration Rights Agreement, dated as of September 22, 2020 (the “Original RRA”);

WHEREAS, in connection with the execution of this Agreement, the parties to the Original RRA desire to terminate the Original RRA and replace it with this Agreement;

WHEREAS, in connection with the Transactions, Pubco and the Stockholders wish to set forth certain understandings between such parties, including with respect to certain rights and obligations associated with the Registrable Securities (as defined below); and

WHEREAS, capitalized term used but not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1    Definitions. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Agreement” shall have the meaning given in the Preamble.

“Bakkt Equity Holder Lock-up Period” shall have the meaning set forth in the Stockholders Agreement.

“Block Trade” shall have the meaning given in Section 2.6(a).

“Business Day” shall mean any day of the year on which national banking institutions in New York are open to the public for conducting business and are not required or authorized to close.

“Class A Common Stock” shall mean the Class A common stock, par value $0.0001 per share, of Pubco.

“Closing Date” shall have the meaning given in the Merger Agreement.

“Commission” shall mean the U.S. Securities and Exchange Commission.

“Demanding Holder” means a holder or holders of Registrable Securities that have a value of at least $50,000,000 based on the average closing price of the Class A common stock in the preceding thirty (30) trading days prior to the date of such determination.

“Effectiveness Deadline” shall have the meaning given in Section 2.1.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Form S-3” shall have the meaning given in Section 2.4.

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“Founder Shares” shall have the meaning given in the Recitals, and shall include the Class A Common Stock issuable in exchange therefor pursuant to the Domestication and Merger.

“ICE” means Intercontinental Exchange Holdings, Inc. and its Affiliates (as defined in the Stockholders Agreement) other than Pubco and Bakkt Opco.

“Initial Shelf” shall have the meaning given in Section 2.1.

“Lock-up Periods” shall mean the Sponsor Lock-up Period, the Private Placement Lock-up Period and the Bakkt Equity Holder Lock-up Period, as the context requires it.

“Maximum Number of Securities” shall have the meaning given in Section 2.2(b).

“Merger Agreement” shall have the meaning given in the Recitals.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus in the light of the circumstances under which they were made not misleading.

“Notice” shall have the meaning given to it in Section 6.1.

“Permitted Transferees” shall have the meaning set forth in the Stockholders Agreement.

“Piggyback Registration” shall have the meaning given in Section 2.3.

“Private Placement Warrants” means the warrants that were issued to the Sponsor concurrently with the IPO, each of which will become exercisable for one share of Class A Common Stock after the closing of the Transaction, in accordance with its terms.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Pubco” shall have the meaning given in the Preamble.

“Qualifying Registration Event” shall mean an underwritten public offering of shares of Class A Common Stock (or any shares into which the Class A Common Stock is reclassified or for which the Class A Common Stock is converted, substituted or exchanged) for cash pursuant to a registration statement or registration statements (other than on Form S-4, S-8 or a comparable form) under the Securities Act with aggregate gross proceeds of at least fifty million U.S. dollars ($50,000,000.00) (net of any underwriting discount or other underwriting fees, commissions or expenses).

“Private Placement Lock-up Period” shall have the meaning set forth in the Stockholders Agreement.

“Registrable Securities” shall mean (a) any of the Founders Shares (including any Founder Shares held by the members of the Sponsor upon Sponsor’s distribution of such Founder Shares to its members), (b) any Pubco Exchanged Shares issuable to Bakkt Equity Holders pursuant to the Surviving Company LLC Agreement and Exchange Agreement, (c) the Private Placement Warrants and any of the Class A Common Stock issuable upon the exercise thereof, and (d) any other equity security of Pubco issued or issuable to any Stockholder with respect to any such share of Class A Common Stock referred to in clauses (a) – (c) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that, as to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (i) a Registration

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Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (ii) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by Pubco and subsequent public distribution of such securities shall not require registration under the Securities Act; (iii) such securities shall have ceased to be outstanding; (iii) such shares of Class A Common Stock are eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144; or (iv) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the out-of-pocket expenses of a Registration, including, without limitation, the following:

(a) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the Class A Common Stock is then listed;

(b) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(c) printing, messenger, telephone and delivery expenses;

(d) reasonable fees and disbursements of counsel for Pubco;

(e) reasonable fees and disbursements of all independent registered public accountants of Pubco incurred specifically in connection with such Registration (including the expenses of any special audit and “comfort letters” required by or incident to such performance); and

(f) reasonable fees and expenses of one (1) legal counsel of the Stockholders in connection with any Registration.

“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Replacement S-3 Shelf” shall have the meaning given in Section 2.1.

“Representative” shall mean, with respect to any person, such person’s affiliates and its and their respective directors, officers, employees, managers, members, stockholders, partners, incorporators, trustees, counsel, financial advisors, accountants, auditors and other agents or authorized representatives.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Sponsor Lock-up Period” shall have the meaning set forth in the Stockholders Agreement.

“Stockholder” means a holder of Registrable Securities or its Permitted Transferee.

“Suspension Notice” shall have the meaning set forth in Section 3.4(b).

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Suspension Period” shall have the meaning set forth in Section 3.4(b).

“Transactions” shall have the meaning given in the Recitals.

“Transfer” shall have the meaning set forth in the Stockholders Agreement.

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Offering” shall mean an offering in which securities of Pubco are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

ARTICLE II

REGISTRATIONS

Section 2.1 Registration Statement. Pubco shall, as soon as practicable after the Closing Date, but in any event within 30 days after the Closing Date, file a Registration Statement under the Securities Act to permit the public resale of all the Registrable Securities held by the Stockholders from time to time as permitted by Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) on the terms and conditions specified in this Section 2.1 and shall use its reasonable best efforts to cause such Registration Statement to be declared effective as soon as practicable after the filing thereof, but in any event no later than the earlier of (a) 60 days (or 90 days if the Commission notifies Pubco that it will “review” the Registration Statement) after the Closing Date and (b) the tenth Business Day after the date Pubco is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Deadline”). The Registration Statement filed with the Commission pursuant to this Section 2.1 shall be on Form S-1 or such other form of registration statement as is then available to effect a registration for resale of such Registrable Securities, covering such Registrable Securities, and shall contain a Prospectus in such form as to permit any Stockholder to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the effective date for such Registration Statement. If the initial Registration Statement (the “Initial Shelf”) filed by Pubco pursuant to this Section 2.1 is on Form S-1, upon Pubco becoming eligible to register the Registrable Securities for resale by the Stockholders on Form S-3, Pubco shall use its reasonable best efforts to amend the Initial Shelf to a Registration Statement on Form S-3 or file a Registration Statement on Form S-3 in substitution of the Initial Shelf (the “Replacement S-3 Shelf”) and cause the Replacement S-3 Shelf to be declared effective as soon as practicable thereafter. A Registration Statement filed pursuant to this Section 2.1 shall provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the Stockholders. Pubco shall use its reasonable best efforts to cause a Registration Statement filed pursuant to this Section 2.1 to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another registration statement is available, for the resale of all the Registrable Securities held by the Stockholders until all such Registrable Securities have ceased to be Registrable Securities. If at any time a Registration Statement filed pursuant to this Section 2.1 is not effective or is not otherwise available for the resale of all the Registrable Securities held by the Stockholders, Stockholder(s) may demand registration under the Securities Act of all or part of their Registrable Securities at any time and from time to time, and Pubco shall use its reasonable best efforts to file with the Commission following receipt of any such demand one or more Registration Statements with respect to all such Registrable Securities and to cause such Registration Statement to be declared effective by the Commission as soon as practicable after the filing thereof. As soon as practicable following the effective date of a Registration Statement filed pursuant to this Section 2.1, but in any event within three Business Days of such date, Pubco shall notify the Stockholders of the effectiveness of such Registration Statement. When effective, a Registration Statement filed pursuant to this Section 2.1 (including any

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documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any Prospectus contained in such Registration Statement, in the light of the circumstances under which such statement is made).

Section 2.2 Underwritten Offering.

(a) In the event that any Stockholder elects to dispose of Registrable Securities under a Registration Statement pursuant to an Underwritten Offering of all or part of such Registrable Securities that are registered by such Registration Statement, then Pubco shall, upon the written demand of one or more Demanding Holders, enter into an underwriting agreement in a form as is customary in Underwritten Offerings of equity securities with the managing Underwriter or Underwriters selected by Pubco that is reasonably acceptable to the Demanding Holders, and shall take all such other reasonable actions as are requested by the managing Underwriter or Underwriters in order to expedite or facilitate the disposition of such Registrable Securities. In addition, Pubco shall give prompt written notice to each other Stockholder regarding such proposed Underwritten Offering, and such notice shall offer such Stockholders the opportunity to include in the Underwritten Offering such number of Registrable Securities as each such Stockholder may request. Each such Stockholder shall make such request in writing to Pubco within five (5) Business Days after the receipt of any such notice from Pubco, which request shall specify the number of Registrable Securities intended to be disposed of by such Stockholder. Each Stockholder proposing to distribute its Registrable Securities through an Underwritten Offering pursuant to this Section 2.2 shall enter into an underwriting agreement with the underwriters, which underwriting agreement shall contain such representations, covenants, indemnities (subject to Article IV) and other rights and obligations as are customary in underwritten offerings of equity securities; provided, however, that no such Stockholder shall be required to make any representations or warranties to or agreements with Pubco or the Underwriters other than representations, warranties or agreements regarding such Stockholder’s authority to enter into such underwriting agreement and to sell, and its ownership of, the securities being registered on its behalf, its intended method of distribution and any other representation required by law.

(b) If the managing Underwriter or Underwriters in an Underwritten Offering, in good faith, advises Pubco and the Demanding Holder that the dollar amount or number of Registrable Securities that the Demanding Holder desires to sell, taken together with all other shares of Class A Common Stock or other equity securities that Pubco or any other Stockholder desires to sell and the shares of Class A Common Stock, if any, as to which a Registration has been requested pursuant to separate written contractual piggy-back registration rights held by any other stockholders who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then Pubco shall include in such Underwritten Offering, as follows:

(i) first, the Registrable Securities of the Demanding Holders pro rata based on the respective number of Registrable Securities that each Demanding Holder has requested be included in such Underwritten Offering and the aggregate number of Registrable Securities that the Demanding Holders have requested be included in such Underwritten Offering that can be sold without exceeding the Maximum Number of Securities;

(ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of Stockholders (pro rata, based on the respective number of Registrable Securities that each such Stockholder has so requested) exercising their rights to register their Registrable Securities pursuant to Section 2.2(a) hereof, without exceeding the Maximum Number of Securities;

(iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i) or clause (ii), the shares of Class A Common Stock held by persons or entities that Pubco is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons, which collectively can be sold without exceeding the Maximum Number of Securities; and

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(iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), clause (ii), or clause (iii), shares of Class A Common Stock or other equity securities that Pubco desires to sell, which can be sold without exceeding the Maximum Number of Securities.

(c) A Demanding Holder shall have the right to withdraw all or any portion of its Registrable Securities included in an Underwritten Offering pursuant to this Section 2.2 for any or no reason whatsoever upon written notification to Pubco and the Underwriter or Underwriters of its intention to withdraw from such Underwritten Offering prior to the pricing of such Underwritten Offering and such withdrawn amount shall no longer be considered an Underwritten Offering. If withdrawn, a demand for an Underwritten Offering shall constitute a demand for an Underwritten Offering by the withdrawing Demanding Holder for purposes of Section 2.2, unless (x) such Demanding Holder reimburses the Company for all Registration Expenses with respect to such Underwritten Offering (or, if there is more than one Demanding Holder, a pro rata portion of such Registration Expenses based on the respective number of Registrable Securities that each Demanding Holder has requested be included in such Underwritten Offering) or (y) such withdrawal is the result of a Suspension Notice as contemplated by Section 3.4(d).

(d) Under no circumstances shall Pubco be obligated to effect more three (3) Registrations pursuant to a request by a Demanding Holder under Section 2.2 hereof (each a “Demand Registration”), with respect to any or all Registrable Securities; provided, however, that a Registration shall not be counted for such purposes unless a Registration Statement has become effective and all of the Registrable Securities requested by the Demanding Holders to be registered on behalf of the Demanding Holders in such Registration have been sold pursuant to such Registration Statement. Each Demand Registration requested by a Demanding Holder for purposes of this Agreement must represent a Qualifying Registration Event.

Section 2.3 Piggyback Registration.

(a) If at any time Pubco proposes to file a Registration Statement under the Securities Act with respect to equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of stockholders of Pubco (or by Pubco and by the stockholders of Pubco including, without limitation, pursuant to Section 2.2 hereof) on a form that would permit registration of Registrable Securities, other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to Pubco’s existing stockholders, (iii) for an offering of debt that is convertible into equity securities of Pubco, (iv) for a dividend reinvestment plan or (v) on Form S-4, then Pubco shall give written notice of such proposed filing to all of the Stockholders of Registrable Securities as soon as practicable but not less than ten (10) days before the anticipated filing date of such Registration Statement, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to all of the Stockholders the opportunity to register the sale of such number of Registrable Securities as such Stockholders may request in writing within five days after receipt

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of such written notice (in the case of an “overnight” or “bought” offering, such requests must be made by the Stockholders within three Business Days after the delivery of any such notice by Pubco) (such Registration a “Piggyback Registration”); provided, however, that if Pubco has been advised in writing by the managing Underwriter(s) that the inclusion of Registrable Securities for sale for the benefit of the Stockholders will have an adverse effect on the price, timing or distribution of the Class A Common Stock in the Underwritten Offering, then (1) if no Registrable Securities can be included in the Underwritten Offering in the opinion of the managing Underwriter(s), Pubco shall not be required to offer such opportunity to the Stockholders or (2) if any Registrable Securities can be included in the Underwritten Offering in the opinion of the managing Underwriter(s), then the amount of Registrable Securities to be offered for the accounts of Stockholders shall be determined based on the provisions of Section 2.3(b). Subject to Section 2.3(b), Pubco shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use its reasonable best efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Stockholders pursuant to this Section 2.3 to be included in a Piggyback Registration on the same terms and conditions as any similar securities of Pubco included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. If no written request for inclusion from a Stockholder is received within the specified time, each such Stockholder shall have no further right to participate in such Underwritten Offering. All such Stockholders proposing to distribute their Registrable Securities through an Underwritten Offering under this Section 2.3 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by Pubco; provided, however, that (A) no such Stockholder shall be required to make any representations or warranties to or agreements with Pubco or the Underwriters other than representations, warranties or agreements regarding such Stockholder’s authority to enter into such underwriting agreement and to sell, and its ownership of, the securities being registered on its behalf, its intended method of distribution and any other representation required by law and (B) no Stockholder shall be required to agree to any indemnification obligations on the part of such Stockholder that are greater than its obligations pursuant to Article IV.

(b) If the managing Underwriter or Underwriters in an Underwritten Offering that is to be a Piggyback Registration, in good faith, advises Pubco and the Stockholders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of shares of Class A Common Stock that Pubco desires to sell, taken together with (i) the shares of Class A Common Stock, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Stockholders of Registrable Securities hereunder, (ii) the Registrable Securities as to which registration has been requested pursuant to Sections 2.2 and 2.3, and (iii) the shares of Class A Common Stock, if any, as to which Registration has been requested pursuant to separate written contractual piggy-back registration rights of other stockholders of Pubco, exceeds the Maximum Number of Securities, then:

(i) If the Registration is undertaken for Pubco’s account, Pubco shall include in any such Registration (A) first, shares of Class A Common Stock or other equity securities that Pubco desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Stockholders exercising their rights to register their Registrable Securities pursuant to Sections 2.2 and 2.3 hereof which can be sold without exceeding the Maximum Number of Securities, allocated pro rata based on the respective number of Registrable Securities that each such Stockholder has requested be included in such Registration; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), shares of Class A Common Stock, if any, as to which Registration has been requested pursuant to written contractual piggy-back registration rights of other stockholders of Pubco, which can be sold without exceeding the Maximum Number of Securities;

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(ii) If the Registration is pursuant to a request by persons or entities other than the Stockholders, then Pubco shall include in any such Registration (A) first, shares of Class A Common Stock or other equity securities, if any, of such requesting persons or entities, other than the Stockholders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Stockholders exercising their rights to register their Registrable Securities pursuant to Sections 2.2 and 2.3 hereof which can be sold without exceeding the Maximum Number of Securities, allocated pro rata based on the respective number of Registrable Securities that each such Stockholder has requested be included in such Registration; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), shares of Class A Common Stock or other equity securities that Pubco desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), shares of Class A Common Stock or other equity securities for the account of other persons or entities that Pubco is obligated to register pursuant to separate written contractual piggy-back registration rights of other stockholders of Pubco, which can be sold without exceeding the Maximum Number of Securities.

(c) Any Stockholder that indicated an intention to sell Registrable Securities under this Section 2.3 shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to Pubco and the Underwriter or Underwriters (if any) of its intention to withdraw from such Piggyback Registration prior to the pricing of such Underwritten Offering. Pubco (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, Pubco shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this Section 2.3.

(d) For purposes of clarity, any Registration effected pursuant to Section 2.3 hereof shall not be counted as a Registration effected under Section 2.2 hereof.

Section 2.4 Registrations on Form S-3. The holders of Registrable Securities may at any time, and from time to time, request in writing that Pubco, pursuant to Rule 415 under the Securities Act (or any successor rule promulgated thereafter by the Commission), register the resale of any or all of their Registrable Securities on Form S-3 or similar short form registration statement that may be available at such time (“Form S-3”); provided, however, that Pubco shall not be obligated to effect such request through an Underwritten Offering. Within five (5) days of Pubco’s receipt of a written request from a holder of Registrable Securities for a Registration on Form S-3, Pubco shall promptly give written notice of the proposed Registration on Form S-3 to all other holders of Registrable Securities, and each holder of Registrable Securities who thereafter wishes to include all or a portion of such holder’s Registrable Securities in such Registration on Form S-3 shall so notify Pubco, in writing, within ten (10) days after the receipt by the Stockholder of the notice from Pubco. As soon as practicable thereafter, but not more than twenty (20) days after Pubco’s initial receipt of such written request for a Registration on Form S-3, Pubco shall register all or such portion of such Stockholder’s Registrable Securities as are specified in such written request, together with all or such portion of Registrable Securities of any other Stockholder or Stockholders joining in such request as are specified in the written notification given by such Stockholder or Stockholders; provided, however, that Pubco shall not be obligated to effect any such Registration pursuant to Section 2.3 hereof if (i) a Form S-3 is not available for such offering or (ii) the Stockholders of Registrable Securities, together with the Stockholders of any other equity securities of Pubco entitled to inclusion in such Registration, propose to sell Registrable Securities and such other equity securities (if any) at any aggregate price to the public of less than $15,000,000.

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Section 2.5 Market Stand-off. In connection with any Underwritten Offering of Class A Common Stock of Pubco, if requested by the Underwriters managing the offering, each Stockholder that is an executive officer or director of Pubco or the beneficial owner of more than one percent (1%) of the outstanding shares of Class A Common Stock of Pubco, and any other Stockholder reasonably requested by the managing Underwriter, agrees not to, and to execute a customary lock-up agreement (in each case on substantially the same terms and conditions as all such Stockholders, including customary waiver “mfn” provisions) in favor of the managing Underwriters to not, sell or dispose of any shares of Class A Common Stock of Pubco (other than those included in such offering pursuant to this Agreement), without the prior written consent of Pubco, during the ninety (90)-day period (or such shorter time agreed to by the managing Underwriters) beginning on the date of pricing of such offering, except as expressly permitted by such lock-up agreement or in the event the managing Underwriters otherwise agree by written consent.

Section 2.6 Block Trades.

(a) Notwithstanding any other provision of this Section 2.6, but subject to Section 3.4, at any time and from time to time when an effective shelf Registration Statement is on file with the Commission, if a Demanding Holder wishes to engage in an underwritten registered offering not involving a “roadshow,” an offering commonly known as a “block trade” (a “Block Trade”), with a total offering price reasonably expected to exceed, in the aggregate, either (x) $20,000,000 or (y) all remaining Registrable Securities held by the Demanding Holder, then such Demanding Holder only needs to notify Pubco of the Block Trade at least five (5) business days prior to the day such offering is to commence and Pubco shall as expeditiously as possible use its commercially reasonable efforts to facilitate such Block Trade; provided that the Demanding Holders representing a majority of the Registrable Securities wishing to engage in the Block Trade shall use commercially reasonable efforts to work with Pubco and any Underwriters prior to making such request in order to facilitate preparation of the Registration Statement, Prospectus and other offering documentation related to the Block Trade.

(b) Prior to the filing of the applicable “red herring” Prospectus or Prospectus supplement used in connection with a Block Trade, any Demanding Holder initiating such Block Trade shall have the right to submit a Withdrawal Notice to Pubco and the Underwriter or Underwriters (if any) of their intention to withdraw from such Block Trade.

(c) Notwithstanding anything to the contrary in this Agreement, Section 2.3 shall not apply to a Block Trade initiated by a Demanding Holder pursuant to this Agreement.

(d) The Demanding Holder in a Block Trade shall have the right to select the Underwriters for such Block Trade (which shall consist of one or more reputable nationally recognized investment banks).

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ARTICLE III

COMPANY PROCEDURES

Section 3.1 General Procedures. Pubco shall use its reasonable best efforts to effect the Registration of Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto Pubco shall, as expeditiously as practicable:

(a) subject to Section 2.1, prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective pursuant to the terms of this Agreement until all of such Registrable Securities have been disposed of (if earlier);

(b) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be required by the rules, regulations or instructions applicable to the registration form used by Pubco or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all of such Registrable Securities have been disposed of (if earlier) in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

(c) prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Stockholders of Registrable Securities included in such Registration, and to one legal counsel selected by the Stockholders, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Stockholders of Registrable Securities included in such Registration or the legal counsel selected by such Stockholders may request in order to facilitate the disposition of the Registrable Securities owned by such Stockholders;

(d) prior to any public offering of Registrable Securities, use its reasonable best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of Pubco and do any and all other acts and things that may be necessary or advisable to enable the holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that Pubco shall not be required to qualify generally to do business or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

(e) use its commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by Pubco are then listed;

(f) provide a transfer agent and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

(g) advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

(h) at least five (5) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus or any document that is to be incorporated by reference into such Registration Statement or Prospectus, furnish a copy thereof to each seller of such Registrable Securities or its counsel;

(i) notify the Stockholders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4 hereof;

(j) permit a Representative of the Stockholders or of any Underwriter, if any, to participate, at each such person’s own expense (except to the extent any expenses of a Stockholder’s Representative constitute Registration Expenses), in the preparation of the Registration Statement, and cause Pubco’s officers, directors and employees to supply all information reasonably requested by any such Representative in connection with the Registration; provided, however, that if any such Representative is not otherwise subject to confidentiality obligations, such Representative will enter into a confidentiality agreement, if requested by Pubco, in form and substance reasonably satisfactory to Pubco, prior to the release or disclosure of any such information;

(k) obtain a “cold comfort” letter from Pubco’s independent registered public accountants in the event of an Underwritten Offering, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request;

(l) on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion, dated as of such date, of counsel representing Pubco for the purposes of such Registration, addressed to the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as are customarily included in such opinions and negative assurance letters;

(m) in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, on terms agreed to by Pubco with the managing Underwriter of such offering;

(n) make available to its security holders, as soon as reasonably practicable, an earnings statement (which need not be audited) covering the period of at least twelve (12) months beginning with the first day of Pubco’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission);

(o) if the Registration involves an Underwritten Offering, use its reasonable efforts to make available senior executives of Pubco to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in such Underwritten Offering; and

(p) otherwise, in good faith, take such customary actions reasonably necessary to effect the registration of such Registrable Securities contemplated hereby.

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Section 3.2 Registration Expenses. The Registration Expenses of all Registrations shall be borne by Pubco. Stockholders selling Registrable Securities shall bear all incremental selling expenses relating to the sale of such Registrable Securities, such as Underwriters’ commissions and discounts and brokerage fees.

Section 3.3 Requirements for Participation in Underwritten Offerings. No person may participate in any Underwritten Offering for equity securities of Pubco hereunder unless such person (a) agrees to sell such person’s securities on the basis provided in the underwriting agreement for such Underwritten Offering and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting agreement.

Section 3.4 Suspension of Sales; Blackout Period; Adverse Disclosure.

(a) Upon receipt of written notice from Pubco that a Registration Statement or Prospectus contains a Misstatement, each of the Stockholders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that Pubco hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by Pubco that the use of the Prospectus may be resumed.

(b) Notwithstanding anything to the contrary contained in this Agreement, Pubco shall be entitled, by providing written notice (a “Suspension Notice”) to the Stockholders, to delay the filing or effectiveness of a Registration Statement or require the Stockholders to suspend the use of the Prospectus for sales of Registrable Securities under an effective Registration Statement for a reasonable period of time not to exceed ninety (90) days in the aggregate in any twelve (12)-month period (a “Suspension Period”) if the Chief Executive Officer or principal financial officer of Pubco, after consultation with counsel to Pubco, determines in good faith that such filing, effectiveness or use would (i) require the public disclosure of material non-public information concerning any material transaction or negotiations involving Pubco that would interfere with such material transaction or negotiations or (ii) otherwise materially interfere with material financing plans, acquisition activities or business activities of Pubco. Immediately upon receipt of a Suspension Notice, the Stockholder shall discontinue the disposition of Registrable Securities under an effective Registration Statement and Prospectus relating thereto until the Suspension Period is terminated.

(c) The Company agrees to promptly notify in writing the Stockholder, to the extent it still holds Registrable Securities, of the termination of a Suspension Period. After the expiration of any Suspension Period in the case of an effective Registration Statement, and without the need for any further request from the Stockholder, Pubco shall, as promptly as reasonably practicable, prepare a post-effective amendment or supplement to such Registration Statement, the relevant Prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Registration Statement or the Prospectus, as applicable, will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) If Pubco notifies the Demanding Holders of a Suspension Period with respect to an Underwritten Offering requested pursuant to Section 2.2, (x) the Demanding Holders may by notice to Pubco withdraw such request without such request counting as a demand under Section 2.2(d) and without being obligated to reimburse Pubco for any Registration Expenses in connection therewith.

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(e) Notwithstanding anything to the contrary contained in this Agreement, Pubco may delay the filing or effectiveness of a Registration Statement or require the Stockholders to suspend the use of the Prospectus for sale of Registrable Securities under an effective Registration Statement: (i) during any of Pubco’s recurring quarterly earnings blackout periods, determined in accordance with such policy as Pubco shall generally maintain and communicate to the Stockholders from time to time, and any such blackout period shall be deemed to constitute a Suspension Period hereunder but shall not be subject to, and shall not count against, the time periods in Section 3.4(b) or be subject to Section 3.4(d); and (ii) if, in the good faith determination of Pubco, it is not feasible for Pubco to proceed with the registration or offering because (x) audited financial statements of Pubco or (y) audited financial statements of any acquired company or other entity or pro forma financial statements that are required by the Securities Act, by any Underwriters or by customary practice to be included in any related Registration Statement or Prospectus are then unavailable, until such time as such financial statements are prepared or obtained by Pubco, and any delay or suspension shall be treated as a Suspension Period hereunder, except that it shall not be subject to, and shall not count against, the time periods in Section 3.4(b) or be subject to Section 3.4(d); provided that, with respect to clause (y), Pubco shall use its reasonable best efforts to prepare or obtain the relevant acquired company or pro forma financial statements as quickly as reasonably practicable.

Section 3.5 Reporting Obligations. As long as any Stockholder shall own Registrable Securities, Pubco, at all times while it shall be a reporting company under the Exchange Act, covenants to use commercially reasonably efforts to:

(a) make and keep public information regarding Pubco available, as those terms are understood and defined in Rule 144, at all times from and after the Closing Date until there are no Registrable Securities outstanding;

(b) file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by Pubco after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Stockholders with true and complete copies of all such filings (the delivery of which will be satisfied by Pubco’s filing of such reports on the Commission’s EDGAR system); and

(c) Pubco further covenants that it shall take such further action as any Stockholder may reasonably request, all to the extent required from time to time to enable such Stockholder to sell shares of Class A Common Stock held by such Stockholder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission), including providing any legal opinions. Upon the reasonable request of any Stockholder, Pubco shall deliver to such Stockholder a written certification of a duly authorized officer as to whether it has complied with such requirements.

Section 3.6 Removal of Legend. In connection with a sale of Registrable Securities by a Stockholder in reliance on Rule 144, the Stockholder or its broker shall deliver to the transfer agent and Pubco a broker representation letter providing to the transfer agent and Pubco any information Pubco deems necessary to determine that the sale of the Registrable Securities is made in compliance with Rule 144. Upon receipt of such representation letter, Pubco shall promptly direct its transfer agent to remove the notation of a restrictive legend in the Stockholder’s certificate or the book entry account maintained by the transfer agent, and Pubco shall bear all costs associated therewith. At such time as the Registrable Securities have been sold pursuant to an effective registration statement under the Securities Act, if the book entry account or certificate for such Registrable Securities still bears any notation of restrictive legend, Pubco agrees, upon request of the Stockholder or permitted assignee, to take all steps necessary to promptly effect the removal of any restrictive legend from the Registrable Securities, and Pubco shall bear all costs associated therewith, regardless of whether the request is made in connection with a sale or otherwise, so long as the Stockholder or its permitted assigns provide to Pubco any information Pubco deems reasonably necessary to determine that the legend is no longer required under the Securities Act or applicable state laws.

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ARTICLE IV

INDEMNIFICATION AND CONTRIBUTION

Section 4.1 Indemnification.

(a) Pubco agrees to indemnify, to the extent permitted by law, each Stockholder, its officers and directors and each person who controls such Stockholder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorneys’ fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by (i) or contained in any information furnished in writing to Pubco by such Stockholder expressly for use therein or (ii) use of a Prospectus by such Stockholder notwithstanding that Pubco had previously informed such Stockholder in writing to discontinue use of such Prospectus. Pubco shall indemnify the Underwriters, their officers and directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of a Stockholder.

(b) In connection with any Registration Statement in which a Stockholder is participating, such Stockholder shall furnish to Pubco in writing such information and affidavits as Pubco reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify Pubco, its directors and officers and agents and each person who controls Pubco (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees) resulting from any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that (i) such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Stockholder expressly for use therein or (ii) such Stockholder used a Prospectus notwithstanding that Pubco had previously informed such Stockholder in writing to discontinue use of such Prospectus; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Stockholders of Registrable Securities, and the liability of each such Stockholder shall be in proportion to and limited to the net proceeds received by such Stockholder from the sale of Registrable Securities pursuant to such Registration Statement. The Stockholders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of Pubco.

(c) Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one

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counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities. Pubco and each Stockholder participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event Pubco’s or such Stockholder’s indemnification is unavailable for any reason.

(e) If the indemnification provided under this Section 4.1 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Stockholder under this Section 4.1(e) shall be limited to the amount of the net proceeds received by such Stockholder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Section 4.1(a), Section 4.1(b) and Section 4.1(c) above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.1(e) were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this Section 4.1(e). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 4.1(e) from any person who was not guilty of such fraudulent misrepresentation.

(f) The rights and obligations under this Article IV with respect to a Stockholder shall survive any disposition of such Stockholder’s Registrable Securities.

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ARTICLE V

Section 5.1 Lock-up. Each Stockholder agrees that it, he or she shall not Transfer any Registrable Securities until the expiration of the applicable Lock-Up Period, except as otherwise provided in the Stockholders Agreement.

ARTICLE VI

MISCELLANEOUS

Section 6.1 Notices. To be valid for purposes hereof, any notice, request, demand, waiver, consent, approval or other communication (any of the foregoing, a “Notice”) that is required or permitted hereunder shall be in writing. A Notice shall be deemed given only as follows: (a) on the date delivered personally; (b) three Business Days after it is sent by registered or certified mail, return receipt requested, postage prepaid, (c) on the date sent by email (with confirmation of transmission, and provided, that, unless affirmatively confirmed by the recipient as received, notice is also sent to such party under another method permitted in this Section 6.1 within two Business Days thereafter) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) one Business Day following deposit with a nationally recognized overnight courier service for next day delivery, charges prepaid, and, in each case, addressed to the intended recipient as set forth below:

Notices to Pubco: Bakkt Holdings, Inc. 10000 Avalon Boulevard, Suite 1000 Alpharetta, GA 30009 Attn: General Counsel Email: marc.dannunzio@bakkt.com with copies to (which shall not constitute notice):

Wilson Sonsini Goodrich & Rosati, P.C.
900 S. Capital of Texas Hwy
Las Cimas IV, Ste 500
Austin, TX 78746
Attention: J. Matthew Lyons
Email: mlyons@wsgr.com

Notices to the Sponsor or VIH Independent Directors

c/o Victory Park Capital Advisors, LLC

150 North Riverside Plaza, Suite 5200

Chicago, Illinois 60606

Attn: Scott R. Zemnick

Email: szemnick@vpcadvisors.com

with a copy to (which shall not constitute notice):

White & Case LLP

111 South Wacker Drive, Suite 5100

Chicago, IL 60606-4302

Attention: Raymond Bogenrief

Elliott Smith

E-mail:     raymond.bogenrief@whitecase.com

elliott.smith@whitecase.com

Section 6.2 Assignment; No Third-Party Beneficiaries.

(a) This Agreement and the rights, duties and obligations of Pubco hereunder may not be assigned or delegated by Pubco in whole or in part.

(b) This Agreement and the rights, duties and obligations of any Stockholder hereunder may be freely assigned or delegated by such Stockholder in conjunction with and to the extent of any transfer of Registrable Securities by any such Stockholder, subject to compliance with the Lock-Up Periods and Section 6.2(e) below.

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(c) This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Stockholders.

(d) Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any person, other than the parties hereto, any right or remedies under or by reason of this Agreement.

(e) No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate Pubco unless and until Pubco shall have received (i) written notice of such assignment as provided in Section 6.1 and (ii) the written agreement of the assignee, in the form attached hereto as Exhibit A, to be bound by the terms and provisions of this Agreement. Any transfer or assignment made other than as provided in this Section 6.2 shall be null and void.

Section 6.3 Counterparts. This Agreement and agreements, certificates, instruments and documents entered into in connection herewith, may be executed in multiple counterparts, each of which when executed and delivered shall thereby be deemed to be an original and all of which taken together shall constitute one and the same instrument. Any party hereto may deliver signed counterparts of this Agreement to the other parties hereto by means of facsimile or portable document format (.PDF) signature.

Section 6.4 Governing Law.

(a) This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction.

(b) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE APPLICABLE STATE OR FEDERAL COURTS SITTING IN THE STATE OF DELAWARE, FOR PURPOSES OF ALL LEGAL PROCEEDINGS, WHETHER IN LAW OR EQUITY, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER AGREEMENTS AND TRANSACTIONS CONTEMPLATED HEREBY, AND EACH PARTY HERETO HEREBY AGREES NOT TO COMMENCE ANY LEGAL PROCEEDING RELATED THERETO EXCEPT IN SUCH COURTS. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH COURT OR THAT SUCH ACTION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c) TO THE EXTENT PERMITTED BY LAW, EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (AND SHALL CAUSE ITS SUBSIDIARIES AND AFFILIATES TO WAIVE) THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO IN CONNECTION HEREWITH. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE OTHER PARTIES HERETO TO ENTER INTO THIS AGREEMENT.

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Section 6.5 Specific Performance. Each party hereto agrees that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any party hereto does not perform its obligations under the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. Each party hereto acknowledges and agrees that each party hereto shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, each without proof of damages, prior to the valid termination of this Agreement, this being in addition to any other remedy to which they are entitled under this Agreement. Each party hereto agrees that it shall not oppose the granting of specific performance and other equitable relief on the basis that the other parties have an adequate remedy at law or that an award of specific performance is not an appropriate remedy for any reason at law or equity. Each party hereto acknowledges and agrees that any party seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 6.5 shall not be required to provide any bond or other security in connection with any such injunction.

Section 6.6 Severability. If any portion or provision hereof is to any extent declared illegal or unenforceable by a court of competent jurisdiction, then the remainder hereof, or the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable, shall not be affected thereby, and each portion and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

Section 6.7 Interpretation. The headings and captions used in this Agreement have been inserted for convenience of reference only and do not modify, define or limit any of the terms or provisions hereof.

Section 6.8 Entire Agreement. The Sponsor, the VIH Independent Directors and Pubco agree that the Original RRA is hereby terminated. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersede any prior understandings, agreements, or representations by or between the parties hereto, written or oral, that may have related in any way to the subject matter hereof. No representations, warranties, covenants, understandings, agreements, oral or otherwise, relating to the subject matter hereof exist among the parties hereto, except as expressly set forth in this Agreement.

Section 6.9 Amendments and Modifications. Upon the written consent of Pubco and the Stockholders holding at least a majority in interest of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Stockholder, solely in its capacity as a holder of the shares of capital stock of Pubco, in a manner that is materially different from the other Stockholders (in such capacity) shall require the consent of the Stockholder (or holders of least a majority in interest of the Registrable Securities of the group of Stockholders) so affected. No course of dealing between any Stockholder or Pubco and any other party hereto or any failure or delay on the part of a Stockholder or Pubco in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Stockholder or Pubco. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

Section 6.10 Other Registration Rights. Pubco represents and warrants that, except with respect to registration rights granted pursuant to subscription agreements entered into in connection with the Transactions, no person, other than a holder of Registrable Securities has any right to require Pubco to register any securities of Pubco for sale or to include such securities of Pubco in any Registration filed

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by Pubco for the sale of securities for its own account or for the account of any other person. Further, Pubco represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions among the parties hereto and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.

Section 6.11 Term . This Agreement shall terminate upon the date as of which no Stockholders (or permitted assignees under Section 6.2) hold any Registrable Securities. The provisions of Section 3.5 and Article IV shall survive any termination.

Section 6.12 Limitation on Subsequent Registration Rights. From and after the date of this Agreement, Pubco shall not, without the prior written consent of ICE, for so long as it owns Registrable Securities representing or exchangeable for at least 10% of Pubco’s outstanding shares of Class A Common Stock, enter into any agreement with any holder or prospective holder of any securities of Pubco giving such holder or prospective holder any registration rights the terms of which (a) are equivalent to or more favorable than the registration rights granted to the Stockholders hereunder, or (b) would reduce the amount of Registrable Securities the holders can include in any registration filed pursuant to Section 2.1, Section 2.2, Section 2.3 or Section 2.4 hereof, unless such rights are subordinate to those of the Stockholders.

Section 6.13 No Recourse. Notwithstanding any provision of this Agreement to the contrary, this Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement may only be brought against, the entities that are expressly named as parties to this Agreement and then only with respect to the specific obligations set forth herein with respect to such party. Without limiting the rights of the parties under and to the extent provided under Section 6.5, except to the extent a named party to this Agreement (and then only to the extent of the specific obligations undertaken by such named party to this Agreement), (i) no past, present or future Representative of any named party to this Agreement and (ii) no past, present or future Representative of any named party to this Agreement shall have any liability (whether in contract, tort, equity or otherwise) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of any one or more of the parties under this Agreement of or for any claim based on, arising out of, or related to this Agreement.

Section 6.14 Further Assurances. In connection with this Agreement and the transactions contemplated hereby, upon the written request by Pubco, each Stockholder shall execute and deliver any additional documents and instruments and perform any additional acts that may be reasonably necessary to effectuate and perform the provisions of this Agreement and the transactions contemplated hereby.

* * * * *

20

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed as of the date first written above.

COMPANY:

BAKKT HOLDINGS, INC.

By:	/s/ Gavin Michael
Name: Gavin Michael
Title: Chief Executive Officer

HOLDERS:

VPC IMPACT ACQUISITION HOLDINGS SPONSOR, LLC

By:	/s/ Scott Zemnick
Name:	Scott Zemnick
Title:	Authorized Signatory

VIH INDEPENDENT DIRECTORS

/s/ Kai Schmitz
Kai Schmitz

/s/ Kurt Summers
Kurt Summers

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed as of the date first written above.

BAKKT EQUITY HOLDER

Intercontinental Exchange Holdings, Inc.

By:	/s/ Andrew J. Surdykowski
Name: Andrew J. Surdykowski
Title: General Counsel

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed as of the date first written above.

BAKKT EQUITY HOLDER

Beaumont Glory Limited

By:	/s/ Neil McGee
Name: Neil McGee
Title: Director

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed as of the date first written above.

BAKKT EQUITY HOLDER

The Boston Consulting Group, Inc.

By:	/s/ Jon Ferris
Name: Jon Ferris
Title: Managing Director and Partner

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed as of the date first written above.

BAKKT EQUITY HOLDER

CMT Capital Markets Trading 401(k) Plan #2B

By:	/s/ Jan-Dirk Lueders
Name:	Jan-Dirk Lueders
Title:	Trustee

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed as of the date first written above.

BAKKT EQUITY HOLDER

CMT Digital Investments 1 LLC – Series 1
By its Managing Member, CMT Asset Management LLC
By its Managing Member, CMT Digital Holdings LLC

By:	/s/ Jan-Dirk Lueders
Name:	Jan-Dirk Lueders
Title:	Managing Member

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed as of the date first written above.

BAKKT EQUITY HOLDER

CMT Digital Ventures Fund 1 LLC
By its Managing Member, CMT Asset Management LLC
By its Managing Member, CMT Digital Holdings LLC

By:	/s/ Jan-Dirk Lueders
Name:	Jan-Dirk Lueders
Title:	Managing Member

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed as of the date first written above.

BAKKT EQUITY HOLDER

Eagle Seven Digital Investments, LLC

By:	/s/ Stuart Shalowitz
Name:	Stuart Shalowitz
Title:	General Counsel

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed as of the date first written above.

BAKKT EQUITY HOLDER

Elwood US Investor 1 Inc.

By:	/s/ Naomi Kirkland
Name:	Naomi Kirkland
Title:	Director

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed as of the date first written above.

BAKKT EQUITY HOLDER

Galaxy Digital Ventures LLC

By:	/s/ Christopher Ferraro
Name:	Christopher Ferraro
Title:	Authorized Signatory

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed as of the date first written above.

BAKKT EQUITY HOLDER

Goldfinch Co-Invest I LP

By:	/s/ Sean Collins
Name:	Sean Collins
Title:	Managing Partner of Goldfinch Co-Invest I GP LLC, the General Partner of Goldfinch Co-Invest IB LP

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed as of the date first written above.

BAKKT EQUITY HOLDER

Goldfinch Co-Invest IB LP

By:	/s/ Sean Collins
Name:	Sean Collins
Title:	Managing Partner of Goldfinch Co-Invest I GP LLC, the General Partner of Goldfinch Co-Invest I LP

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed as of the date first written above.

BAKKT EQUITY HOLDER

MACWA 401(k) Plan

By:	/s/ Scott Casto
Name:	Scott Casto
Title:	Trustee

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed as of the date first written above.

BAKKT EQUITY HOLDER

Microsoft Global Finance

By:	/s/ Keith Dolliver
Name:	Keith Dolliver
Title:	Vice President

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed as of the date first written above.

BAKKT EQUITY HOLDER

Pantera BH LLC

By:	/s/ Ryan Davis
Name:	Ryan Davis
Title:	Chief Financial Officer

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed as of the date first written above.

BAKKT EQUITY HOLDER

PayU Fintech Investments B.V.

By:	/s/ Franka Olbers
Name:	Franka Olbers
Title:	Global Tax Director

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed as of the date first written above.

BAKKT EQUITY HOLDER

Protocol Ventures LP

By:	/s/ Richard Marini
Name:	Richard Marini
Title:	Managing Partner

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed as of the date first written above.

BAKKT EQUITY HOLDER

Starbucks Corporation

By:	/s/ Rachel Ruggeri
Name:	Rachel Ruggeri
Title:	EVP/CFO

Signature Page to Registration Rights Agreement

SCHEDULE 1

TABLE OF BAKKT EQUITY HOLDERS AND NUMBER OF SHARES

Bakkt Equity Holder	Shares of Class V Common Stock
Beaumont Glory Limited Attn: Ezra Pau/Richard Chan & Peggy Ng c/o 7/F, Cheung Kong Center 2 Queen’s Road Central Hong Kong	2,201,554
CMT Capital Markets Trading 401(k) Plan #2B Att. Jan-Dirk Lueders 156 North Jefferson Street, Ste. 102 Chicago, IL 60661	52,564
CMT Digital Investments I LLC – Series I Attn: Colleen Sullivan 156 North Jefferson Street, Ste. 102 Chicago, IL 60661	69,418
CMT Digital Ventures Fund I LLC Attn: Colleen Sullivan 156 North Jefferson Street, Ste. 102 Chicago, IL 60661	539,480
Eagle Seven Digital Investments, LLC Attn: Stuart Shalowitz 550 W. Jackson Blvd., Suite 1400 Chicago, IL 60661	550,389
Elwood US Investor 1 Inc. Attn: Naomi Kirkland 6th Floor, 37 Esplanade St. Helier Jersey JE2 3QA	1,100,777

Schedule 1 to Registration Rights Agreement

Bakkt Equity Holder	Shares of Class V Common Stock
Galaxy Digital Ventures LLC Attn: Christopher Ferraro 107 Grand Street, 8th Floor New York, NY 10013	1,100,777
Goldfinch Co-Invest I LP Attn: Sean Collins 1416 NW 46th St. Ste 105/PMB 301 Seattle, WA 98107	2,751,943
Goldfinch Co-Invest IB LP Attn: Sean Collins 1416 NW 46th St. Ste 105/PMB 301 Seattle, WA 98107	156,167
Intercontinental Exchange Holdings, Inc. Attn: General Counsel 5660 New Northside Drive, Third Floor Atlanta, GA 30328 Fax No.: (770) 857-4755	170,079,462
MACWA 401(k) Plan Attn: Scott Casto 156 North Jefferson Street, Ste. 102 Chicago, IL 60661	52,564
Microsoft Global Finance Attn: Keith Dolliver 70 Sir John Rogerson’s Quay Dublin 2, Ireland	2,697,399
PayU Fintech Investments B.V. Gustav Mahlerplein 5, Amsterdam 1082 MS The Netherlands	1,611,519

Schedule 1 to Registration Rights Agreement

Bakkt Equity Holder	Shares of Class V Common Stock
Pantera BH LLC Attn: Ryan Davis 3000 Sand Hill Road, Suite 1-235 Menlo Park, CA 94025	2,598,230
Protocol Ventures LP Attn: Richard G. Marini, Jr. 830 Green St. San Francisco, CA 94133	220,155
The Boston Consulting Group, Inc. 200 Pier Four Blvd. Boston, MA 02210	1,959,581
Starbucks Corporation Attn: General Counsel 2401 Utah Ave. S Seattle, WA 98134	2,191,307
Total:	189,933,286

Schedule 1 to Registration Rights Agreement

EXHIBIT A

JOINDER

Joinder

The undersigned is executing and delivering this Joinder pursuant to the Registration Rights Agreement, dated as of __________________ (as the same may hereafter be amended, the “Registration Rights Agreement”), among Bakkt Holdings, Inc., a Delaware corporation (the “Company”), and the other person named as parties therein.

By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Rights Agreement as a Stockholder in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement, and the undersigned’s ________________ number of shares of _____________________ shall be included as Registrable Securities under the Registration Rights Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the ___ day of ____________, ____.

Signature of Stockholder

Print Name of Stockholder

Address:

Agreed and Accepted as of:

______________________,
BAKKT HOLDINGS, INC.

By:
Title:

Exhibit A to Registration Rights Agreement